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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 22, 2003


                      THE READER'S DIGEST ASSOCIATION, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                        1-10434                13-1726769
(State or other jurisdiction of    (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                               Identification
                                                                Number)

       PLEASANTVILLE, NEW YORK                             10570-7000
(Address of principal executive offices)                    (Zip Code)

               Registrant's telephone number, including area code:
                                 (914) 238-1000

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                                                              Page 1 of 7 pages.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
                  Not applicable

         (b)      PRO FORMA FINANCIAL INFORMATION
                  Not applicable

         (c)      EXHIBITS

                  NUMBER                             DESCRIPTION
                  ------                             -----------

                  99.1 The company's news release, issued on April 22, 2003, relating to magazine circulation.


ITEM 9.  REGULATION FD DISCLOSURE.

         Furnished herewith is the company's news release, issued on April 22, 2003, relating to magazine circulation (Exhibit 99.1).



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   THE READER'S DIGEST ASSOCIATION, INC.
                                              (Registrant)


Date:  April 22, 2003
                                   /s/           C.H.R. DUPREE
                                   --------------------------------------------
                                                 C.H.R. DuPree
                                        Vice President, Corporate Secretary
                                           and Associate General Counsel


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                                  EXHIBIT INDEX



EXHIBIT NO.                            DESCRIPTION
-----------                            -----------

    99.1 The company's news release, issued on April 22, 2003, relating to magazine circulation.